Exhibit 10.3

FIRST AMENDMENT TO
AMERICAN REALTY CAPITAL PROPERTIES, INC.
EQUITY PLAN

WHEREAS, American Realty Capital Properties, Inc. (the “Company”) maintains the American Realty Capital Properties, Inc. Equity Plan (the “Plan”);

WHEREAS, pursuant to Section 9(d)(ii) of the Plan, the Board of Directors of the Company (the “Board”) may at any time and from time to time amend the Plan, in whole or in part; and

WHEREAS, the Board desires to amend the Plan as set forth herein to clarify eligibility for Awards (as defined in the Plan) under the Plan consistent with the intent of the Board upon adoption of the Plan, as evidenced by Section 1 of the Plan and disclosure relating to the Plan in the Company’s filings with the Securities and Exchange Commission.

NOW, THEREFORE, pursuant to Section 9(d)(ii) of the Plan, effective as of September 5, 2011, the date on which the Plan was initially adopted by the Board, the first sentence of Section 4 of the Plan is hereby replaced in its entirety with the following sentences:

“Awards (other than Incentive Stock Options) may be granted, in the discretion of the Board, to (i) individuals who are, as of the date of grant, (a) non-executive directors, officers and other employees of the Company or its Affiliates, or (b) advisors or consultants of the Company or any of its Affiliates that are providing services to the Company or the Affiliate pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities, and (ii) subject to the Management Agreement remaining in effect on the date of grant, the Manager and individuals who are, as of the date of grant, employees, officers or directors of the Manager or one of its Affiliates.”

IN WITNESS WHEREOF, the Board has approved the amendment to the Plan as set forth herein and authorized the undersigned officer of the Company to execute this amendment and the undersigned has caused this amendment to be executed this 12th day of November, 2012.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:__________________________________
Name:
Title: